EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Logistical Support, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2005                 By: /s/ Bruce Littell
                                            ------------------------------------
                                            Bruce Littell
                                            Chairman and Chief Executive Officer
                                            (principal executive, financial and
                                            accounting officer)

A signed original of this written statement required by Section 906 has been provided to Logistical Support, Inc. and will be retained by Logistical Support, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.